INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

SUPPLEMENT DATED DECEMBER 2, 2019 TO THE PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION DATED DECEMBER 28, 2018,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)

Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)

(each, a “Fund” and collectively, the “Funds”)

Effective December 12, 2019, the Funds, each a separate series of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), will no longer accept creation orders.

The last day of trading of each Fund on NYSE Arca, Inc. (the “Exchange”) will be December 16, 2019. Shareholders may sell their holdings of a Fund on the Exchange until market close on December 16, 2019 and may incur typical transaction fees from their broker-dealer.

In accordance with the principal investment strategies of each Fund, the Funds will be terminated on December 18, 2019 without requiring additional approval by the Trust’s Board of Trustees or the Funds’ shareholders. In connection with such termination, shareholders who do not sell their shares of a Fund before market close on December 16, 2019 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about December 18, 2019.

Shareholders should call the Funds’ distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

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